UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2005
(Date of Report (Date of earliest event reported)

LONGVIEW FIBRE COMPANY
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

0-1370                                                             91-0298760
(Commission File Number)                                (I.R.S. Employer Identification No.)

300 Fibre Way
Longview, Washington                                                 98632
(Address of principal executive offices)                                    (Zip Code)

(360) 425-1550
(Registrant's telephone number, including area code)

________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On February 23, 2005, Longview Fibre Company issued a press release announcing its first fiscal quarter results. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number               Description

99.1                                   Press release, dated February 23, 2005, announcing first fiscal quarter results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY

                                                                                                        By: L. J. MCLAUGHLIN
                                                                                                               L. J. MCLAUGHLIN
                                                                                                        Name: L. J. MCLAUGHLIN
Title: Senior Vice President-Finance,
Secretary and Treasurer
                                                                                                        Dated: February 23, 2005

EXHIBIT INDEX

Exhibit Number               Description

99.1                                    Press release, dated February 23, 2005